UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2005 (April 29, 2005)

Date of Report (Date of earliest event reported)

ACCESS ANYTIME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28894	85-0444597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

5210 Eubank Blvd, NE
Albuquerque, New Mexico 87111

(Address of principal Executive offices)

(505) 299-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into a Material Definitive Agreement

On April 29, 2005, the Board of Directors of ACCESS ANYTIME BANCORP, INC., upon recommendation from the Compensation Committee, approved the following:

Non-employee directors will receive $1,500 per meeting as director meeting fees for the Bank and $1,750 per meeting as director meeting fees for the Company.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

10.13	Amendment to Director Fees***

***  designated compensatory plan required to be identified

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.

DATE: May 5, 2005

	By:	/s/ Norman R. Corzine
Norman R. Corzine, Chairman of the Board
and Chief Executive Officer
(Duly Authorized Representative)